UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 9, 2010, Exelixis, Inc. (the “Company”) entered into a Sublease (the “Sublease”) with Onyx Pharmaceuticals, Inc. (“Onyx”) with respect to sublease by Onyx of approximately 68,738 square feet located at 249 East Grand Avenue, South San Francisco, California (such 68,738 square feet, the “Subleased Premises”). The Subleased Premises comprise substantially all of the 71,746 square feet located at 249 East Grand Avenue, South San Francisco, California leased by the Company pursuant to that certain Lease Agreement, dated as of September 14, 2007, as amended (the “Master Lease”), between the Company and ARE-San Francisco No. 12, LLC (the “Landlord”). The Sublease was entered into by the Company in connection with the Company’s restructuring plan announced in March 2010.

The term of the Sublease will commence on the later to occur of September 1, 2010 and 25 days after delivery of the premises to Onyx, and will expire on November 30, 2015. After sixty days of rent abatement, the monthly base rent in the first year of the Sublease will be $111,699.25, and the monthly base rent will increase incrementally by 3.0% annually thereafter. Under the Sublease, Onyx will pay to the Company certain operating expenses of the Subleased Premises. Except as set forth in the Consent to Sublease, dated as of July 9, 2010, among the Landlord, the Company and Onyx (the “Consent”), the Sublease does not modify or limit the terms and conditions of the Master Lease between the Company and the Landlord or waive any rights or remedies of the Landlord with respect to the Company under the Master Lease. In connection with the execution and delivery of the Sublease, the Landlord and the Company entered into a Fourth Amendment to the Master Lease, dated as of July 9, 2010 (“Amendment No. 4”), pursuant to which, among other things, the Company’s right to extend the term of the Master Lease was terminated.

The descriptions of the Sublease, the Master Lease, the Consent and Amendment No. 4 in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the complete copy of the Master Lease previously filed with the Securities and Exchange Commission, including all amendments and modifications thereto previously filed with the Securities and Exchange Commission, and the Sublease, the Consent and Amendment No. 4, copies of which will be included as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending October 1, 2010 to be filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: July 14, 2010	/s/ JAMES B. BUCHER
James B. Bucher Vice President, Corporate Legal Affairs and Secretary